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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Tekelec (the "Company") on Form 10-Q for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Frederick M. Lax, President and Chief Executive Officer of the Company, and Paul J. Pucino, Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            1) The Report fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2) The information contained in the Report fairly presents, in all material respects, the Company's consolidated financial position, results of operations and cash flows.

                                              /s/ FREDERICK M. LAX
                               ------------------------------------------------
                                    President and Chief Executive Officer

                                              /s/ PAUL J. PUCINO
                               ------------------------------------------------
                               Senior Vice President and Chief Financial Officer

Date: November 9, 2004

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